INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

7. INCOME TAXES

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are summarized as follows:

(in thousands)	2011	2010
Deferred tax assets:
Tax discounting of claim reserves	$26,781	$30,541
Unearned premium offset	19,575	16,723
Deferred compensation	8,746	5,496
Stock option expense	3,954	3,577
NOL carryforward	5,486	—
Other	298	264
Deferred tax assets before allowance	64,840	56,601
Less valuation allowance	—	—
Total deferred tax assets	$64,840	$56,601
Deferred tax liabilities:
Net unrealized appreciation of securities	$63,274	$51,544
Deferred policy acquisition costs	32,354	26,052
Book/tax depreciation	2,122	1,359
Intangible assets from CBIC acquisition	4,869	—
Undistributed earnings of unconsolidated investee	13,016	11,380
Other	1,190	196
Total deferred tax liabilities	116,825	90,531
Net deferred tax liability	$(51,985)	$(33,930)

Income tax expense attributable to income from operations for the years ended December 31, 2011, 2010 and 2009, differed from the amounts computed by applying the U.S. federal tax rate of 35 percent to pretax income from continuing operations as demonstrated in the following table:

(in thousands)	2011	2010	2009
Provision for income taxes at the statutory federal tax rates	$66,405	$62,471	$46,353
Increase (reduction) in taxes resulting from:
Dividends received deduction	(1,980)	(1,628)	(1,449)
ESOP dividends paid deduction	(3,367)	(4,358)	(563)
Tax-exempt interest income	(2,412)	(3,221)	(5,171)
Other items, net	492	(2,206)	(578)
Total	$59,138	$51,058	$38,592

Our effective tax rates were 31.2 percent, 28.6 percent and 29.1 percent for 2011, 2010 and 2009, respectively. Effective rates are dependent upon components of pretax earnings and the related tax effects. The effective rate for 2011 was higher than 2010, due to underwriting income being a greater proportion of overall pretax income. Reduced levels of tax-exempt income and dividends qualifying for preferential tax treatment, specifically as noted below from Maui Jim, also contributed to the increase in our effective tax rate.

Dividends paid to our Employee Stock Ownership Plan (ESOP) result in a tax deduction. Special dividends paid to the company’s ESOP in 2011 and 2010 resulted in tax benefits of $2.7 million and $3.6 million, respectively. These tax benefits reduced the effective tax rate for 2011 and 2010 by 1.4 percent and 2.0 percent, respectively.

Our net earnings include equity in earnings of unconsolidated investee, Maui Jim. This investee does not have a policy or pattern of paying dividends. As a result, we record a deferred tax liability on the earnings at the corporate capital gains rate of 35 percent. No dividends were received during 2011 or 2009 from our Maui Jim investment. In the fourth quarter 2010, we received a $7.9 million non-recurring dividend. In accordance with GAAP guidelines on income taxes, we recognized a $2.2 million tax benefit from applying the lower tax rate applicable to affiliated dividends (7 percent), as compared to the corporate capital gains rate on which the deferred tax liabilities were based. This benefit is included in the Other items, net caption in the previous table. Standing alone, the dividend resulted in a 1 percent reduction to the 2010 effective tax rate. We do not anticipate dividends in future periods as we expect to recover our investment through means other than receipt of dividends.

We recorded our deferred tax assets and liabilities using the statutory federal tax rate of 35 percent. We believe it is more-likely-than-not that all deferred tax assets will be recovered based upon the carry back availability and the likelihood that future operations will generate sufficient taxable income to realize the deferred tax assets. In addition, we believe when these deferred items reverse in future years, our taxable income will be taxed at an effective rate of 35 percent.

In 2011, a $5.5 million deferred tax asset was recorded for the net operating loss (NOL) carryforward stemming from the CBIC acquisition. This NOL was primarily the result of certain transaction-related items, including employee bonuses that were incurred by CBIC in conjunction with the sale. A short period tax return for CBIC will be filed for the pre-acquisition period in 2011, creating an NOL. The NOL will be carried back to the two previous tax years (2010 and 2009) to recover the taxes paid. The remaining NOL will be carried forward to future tax years. Due to our consistent history of taxable income, we anticipate future taxable income to cover the NOL available from the CBIC acquisition.

Effective for tax years beginning in 2011, Illinois raised the state income tax rate applicable to corporations. Since the majority of our income arises from insurance operations which are subject to premium taxes, the higher rate had minimal impact on our state income tax liability and our overall effective rate.

Federal and state income taxes paid in 2011, 2010 and 2009, amounted to $50.5 million, $52.0 million and $30.8 million, respectively.